2012 Annual General Meeting 21 May 2012 Sydney, Australia Exhibit 99.1

2012 REVA Medical, Inc.
1 1
Important Notice
Not an Offer for Securities
This presentation has been prepared by REVA Medical, Inc. (“REVA” or the “Company”) solely for its use at presentations to be made by the Company. This presentation does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice nor take into account your investment objectives, taxation situation, financial situation or needs.  An investor must not act on the basis of any matter contained in this presentation but must make its own assessment of the Company and conduct its own investigations and analysis.
Information is a synopsis only
This presentation only contains a synopsis of information on the Company and accordingly no reliance may be placed for any purpose whatsoever on the sufficiency or completeness of such information  The information presented in this presentation is subject to change without notice and the Company does not have any responsibility or obligation to inform you of any matter arising or coming to their notice, after the date of this presentation, which may affect any matter referred to in this presentation.
Currency references
Financial amounts in this presentation are expressed in US Dollars., except where specifically noted.
Forward looking Statements
This presentation contains or may contain forward-looking statements that are based on management's beliefs, assumptions and expectations and on information currently available to management. All statements that are not historical, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause our actual results to vary materially from those expressed in the forward-looking statements, including our ability to obtain the regulatory approvals required to market our ReZolve® scaffold, our ability to timely and successfully complete our clinical trials, our ability to protect our intellectual property position, our ability to commercialize our products if and when approved, our ability to develop and commercialize new products, and our estimates regarding our capital requirements and financial performance, including profitability. Other risks and uncertainties that may cause our actual results to vary materially from any forward-looking statements are described in the "Risk Factors" section of our Annual
Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on 29 February 2012, as updated in our Quarterly Report on
Form 10-Q filed with the SEC for the period ended 31 March 2012. We may update our risk factors from time to time in our periodic reports or other current reports filed with the SEC. Any forward-looking statements in this announcement speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Disclaimer
This presentation has been prepared by the Company based on information which is available to it. The information contained in this presentation is an overview and does not contain all information necessary to make an investment decision. Although reasonable care has been taken to ensure that the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information and opinions contained in this presentation and no reliance should be placed on such information or opinions. To the maximum extent permitted by law, none of the Company, or any of its members, directors, officers,  employees or agents, advisers nor any other person accepts any liability whatsoever for any loss, however arising, from the use of the presentation or its contents or otherwise arising in connection with it, including, without limitation, any liability arising from fault or negligence on the part of the Company or any of its directors, officers, employees or agents.

2012 REVA Medical, Inc.
2 2
Introductions
• Board of Directors
–
Brian H. Dovey
–
Anne Keating
–
Gordon E. Nye
–
James  J. Schiro
–
Robert Thomas
• Executive Officers
–
Robert K. Schultz, PhD; COO
–
Katrina Thompson; CFO
• DLA Piper – Legal Counsel
–
Michael Kagnoff
–
David Morris
• Ernst & Young LLP - Auditors
–
Gamini Martinus
• Inteq Limited – Corporate Advisers
–
David Allen

2012 REVA Medical, Inc. 3 3 Annual General Meeting of Stockholders 10:30 a.m. AEST Monday 21 May 2012

2012 REVA Medical, Inc. 4 4 Establish Quorum Call to Order

2012 REVA Medical, Inc.
5 5
Proxy Proposals
1. Elect two Class II directors – Gordon E. Nye and Robert Thomas
2. Ratify appointment of independent registered accounting firm
3. Approve grant of 12,500 options to Brian H. Dovey
4. Approve grant of 12,500 options to  Anne Keating
5. Approve grant of 12,500 options to Gordon E. Nye
6. Approve grant of 12,500 options to James J. Schiro
7. Approve grant of 12,500 options to Robert Thomas
8. Approve, on advisory basis, executive compensation

2012 REVA Medical, Inc. 6 6 Results of Voting 1. Collection of ballots/voting 2. Inspector report on voting 3. Other business 4. Adjournment

2012 REVA Medical, Inc. 7 7 Operations Update since AGM 2011

2012 REVA Medical, Inc.
8 8
Operations Update
RESTORE Clinical Trial Underway
•
Completed all preclinical and other testing
•
Encountered some challenges and delays that we successfully
overcame
•
Commenced the pilot RESTORE trial in Brazil Dec. 2011
•
Expanded patient enrollment into Europe
– Additional sites in Germany, Austria and Poland

2012 REVA Medical, Inc.
9 9
Operations Update
New resources support manufacturing and CE Mark trial needs
•
Directors of Operations and Quality Assurance hired
•
Doubled facility size (to 37,000 sq. ft)
•
Increased workforce by 32% (engineering, assembly, quality)

2012 REVA Medical, Inc. 10 10 Operations Update New resources, cont. • Polymer manufacturing now in house – State of the art polymer synthesis facility

2012 REVA Medical, Inc. 11 11 Operations Update ReZolve2 Lower profile system – Sheathless – 6 French guide catheter compatible – Optimized retention CE Mark and commercial device

2012 REVA Medical, Inc.
12 12
Operations Update
Additional patents - to further protect our technology
•
Nine US Patents related to stent design and polymers issued
or allowed May 2011 to May 2012
– REVA - US 7,939,611 , issued 5/10/11 - Side-Chain Crystallizable Polymers
– REVA - US 7,947,071 , issued 5/24/11 - Expandable Slide &Lock Stent
– REVA - US 7,988,721 , issued 8/2/11 - Axially, Radially Nested Stent
– Rutgers - US 8,008,528 , issued 8/30/11 - N-Substituted Monomers & Polymers
– REVA - US 8,034,365 , issued 10/11/11 - N-Substituted Monomers & Polymers
– REVA - US 8,124,700 , issued 2/28/12 - Side-Chain Crystallizable Polymers
– REVA - US 8,133,959 , issued 3/13/12 - Side-Chain Crystallizable Polymers
– Rutgers – No. 12/577,205, allowed 4/6/12 - Inherently Radio-Opaque Polymers
– REVA - US 8,172,894 , issued 5/8/12 - Circumferentially Nested Slide & Lock Stent
REVA’s technology now protected by more than 280 patents

REVA Shareholders
Other Holders 27%
Financial Institutions 65%
Industry Investors 8%

2012 REVA Medical, Inc.
13 13
Corporate Update
Private Share Transaction March 2012
•
US$24m traded
•
Liquidity for legacy funds who
still retain substantial holdings
•
Buyers led by Elliott
Management
($17mm)
, IPO
investors, and Medtronic
•
REVA has a strong base of
institutional support
New large sophisticated US investor helps support our belief of long-term value
Medtronic increases stake to 8%

2012 REVA Medical, Inc.
14 14
2012 Coronary Stent Market
•
$4.6 billion WW*
•
Dominated by three major players
– Abbott
– Boston Scientific
– Medtronic
•
Drug Eluting Stents (DES) at parity
– Xience / Promus share leaders
•
Bioresorbable scaffolds poised to enter EU market this year
* JP Morgan Interventional Cardiology Market Model, Feb. 2012

2012 REVA Medical, Inc.
15 15
Bioresorbable Competition*
•
Abbott – the market leader
– Commercially launching their BVS product in EU - Q4 2012
– Premium-pricing strategy
– US trial plans in discussion with FDA
•
Biotronik
– Positive 6-month DREAMS data
(4.7% TLR, no stent thrombosis)
– Improvement over first-generation device
– Switching to –limus drug, adding radiopaque markers
•
Others
– ARTS – FIM approved for 2012
– Elixir - FIM Complete, CE trial initiated Nov 2011
* Based solely on public announcements made by the above referenced parties

2012 REVA Medical, Inc. 16 16 Finance and Administration

2012 REVA Medical, Inc.
17 17
Financial Results
12/31/10 12/31/11 3/31/11 3/31/12
Balance Sheet:
Cash/Investments 81,747 $          64,387 $          77,734 $      58,804 $
Assets 83,475 67,320 79,081 62,540
Equity 81,947 64,583 77,557 60,041
Statement of Ops:
R&D Exps. 6,826 $             13,401 $          3,241 $         3,799 $
G&A Exps. 3,292 7,695 1,928 1,922
Net Loss (23,507) (20,908) (5,133) (5,698)
As of  & 3 Mos. Ended As of  & 12 Mos. Ended
(U.S. Dollars, in thousands)

2012 REVA Medical, Inc.
18 18
Corporate Governance
•
Sarbanes-Oxley Compliant as of 12/31/11
– Internal control over financial reporting
– U.S. Securities and Exchange Commission requirement
•
Diversity Policy Adopted 12/31/11
– Diversity among workforce, executives, and directors
– ASX Corporate Governance Principles requirement

2012 REVA Medical, Inc. 19 19 RESTORE Clinical Trial Update

2012 REVA Medical, Inc.
20 20
RESTORE Clinical Trial
ReZolve Sirolimus-Eluting Bioresorbable Coronary Scaffold
Initiated December 2011
• Up to 50 patients
– Sites in Brazil & Europe
– Principal Investigator:
– Dr. Alexandre Abizaid
• Primary Endpoint(s):
– Freedom from ischemic-driven target lesion
revascularization at 6 months
– Quantitative measurements at 12 months
(QCA/IVUS)

2012 REVA Medical, Inc.
21 21
RESTORE Clinical Trial – Device
ReZolve Sirolimus-Eluting Bioresorbable Coronary Scaffold
Drug-eluting
(Sirolimus)
Radiopaque
Strong and Resilient
Polymer
Unique Slide & Lock
Design

2012 REVA Medical, Inc.
22 22
RESTORE Clinical Trial
Investigators
• Germany
–
Prof. Dr. med. Björn Andrew Remppis,
Bad Bevensen
–
Prof. Dr. med. Johannes Brachmann, Coburg
–
Prof. Dr. med. Volker Schächinger, Fulda
–
PD Dr. med. Stephan Fichtlscherer, Frankfurt
–
Professor Dr. med. Axel Schmermund,
Frankfurt
–
Prof. Dr. med. Norbert Frey, Kiel
–
Prof. Dr. med. Nikos Werner, Bonn
• Brazil
–
Dr. Alexandre Abizaid, Sao Paulo
Principal Investigator
• Austria
–
Dr. med. Matthias Heigert, Salzburg
–
Dariusz Dudek, MD PhD, Krakow
• Poland

2012 REVA Medical, Inc.
23 23
RESTORE Clinical Trial
Interim Update
•
13 patients implanted with ReZolve®
as of 14 May 2012
•
Enrollment impacted by:
– Strict inclusion criteria
– 7 Fr. sheath profile
– IVUS requirement
No reported Material Adverse
Coronary Events (MACE) to date

2012 REVA Medical, Inc. 24 24 Case Example Pre-implant 90% Occlusion 95%+ occlusion of the artery

2012 REVA Medical, Inc. 25 25 Case Example Final Result after ReZolve Implant Post Implant Pre-Implant ReZolve Implant

2012 REVA Medical, Inc. 26 26 Case Example OCT Imaging of ReZolve Implant Distal Scaffold Mid Scaffold Proximal Scaffold

2012 REVA Medical, Inc.
27 27
RESTORE Clinical Trial
Conclusions
•
All treated patients have patent arteries
•
Radiopacity of ReZolve®
appreciated by physicians
•
Delivery and deployment did not require special procedures
•
Patient enrollment in pilot will continue through Q2 2012
•
CE Mark clinical trial planned for Q4 2012 with ReZolve2

2012 REVA Medical, Inc. 28 28 Development Update

2012 REVA Medical, Inc.
29 29
ReZolve2
Commercial Product
ReZolve (1.83 mm profile)
ReZolve2 (1.47 mm profile)
Ahead of Schedule
•
Lower Profile
(6 Fr.)
•
No sheath
– Improved retention
•
Increased strength

2012 REVA Medical, Inc.
30 30
2007
• Modular Design
• 7 Fr. delivery
• Radiopaque
ReZolve Device Evolution
• Spiral Design
• retractable sheath
• Sirolimus
ReZolve
First in man
• Lower Profile (6 Fr.)
• Sheathless
• Improved retention
ReZolve2
ReZolve

2012 REVA Medical, Inc. 31 31 REVA’s Polymer Evolution I 2 DAT Tyrosine Ethyl- Ester PCL PCL 85% 2009 I 2 DAT I 2 DAT TYR 90% 2012 PEG Tyrosine I 2 DAT I 2 DAT Tyrosine Ethyl- Ester 2007 90%

2012 REVA Medical, Inc. 32 32 ReZolve2 Example of Deliverability and Strength 6 French “sheathless” system implanted in lesion animal model

2012 REVA Medical, Inc.
33 33
Pivotal CE Mark Clinical Trial
•
Multi-Center Global Trial
– Up to 30 sites in Brazil, Europe, Australia and New Zealand
•
Enrollment planned to begin Q4 2012
– Broadened inclusion criteria
– IVUS not required
–
Additional size (diameter/length)
•
Up to 200 patients
•
Lower profile (6 Fr.) ReZolve2 system

2012 REVA Medical, Inc.
34 34
Final Comments
•
Pilot study has demonstrated initial safety of  ReZolve®
scaffold
– no reported MACE
•
ReZolve2 is REVA’s commercial product
– Improved deliverability and scaffold performance
•
CE Mark trial planned to commence Q4 2012
•
A special thanks to our world-class investigators
•
6-month data on initial patient cohort will assess clinical
endurance of ReZolve®
– October 2012

2012 REVA Medical, Inc. 35 35 Thank you